SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  May 16, 2003



                            DA CONSULTING GROUP, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


               TEXAS                    00-24055               76-0418488
     (State or Other Jurisdiction     (Commission           (I.R.S. Employer
           of Incorporation)          File Number)         Identification No.)


                        5847 SAN FELIPE ROAD, SUITE 1100
                              HOUSTON, TEXAS  77057
                    (Address of principal executive offices)


                                 (713) 361-3000
              (Registrant's telephone number, including area code)


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ITEM  5.  OTHER  EVENTS.

On May 16, 2003, DA Consulting Group, Inc. (DACG) announced that it is involved in negotiations with another company regarding the possible sale of DACG. DACG's working capital position has been adversely affected by the current business environment.


ITEM  7.  EXHIBITS.

     Exhibit  99.1          Press Release


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DA  CONSULTING  GROUP,  INC.


Date:  May 16, 2003                     By:  /s/  Dennis Fairchild
                                            ------------------------------
                                            Dennis Fairchild
                                            Chief Financial Officer,
                                            Executive Vice President,
                                            Secretary and Treasurer


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